EXHIBIT 99.1


------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 18, 2004
Securitized Products Group
                               [GRAPHIC OMITTED]
------------------------------------------------------------------------------



                            Computational Materials




                                 $626,335,000
                                 Approximately




                        Morgan Stanley Auto Loan Trust
                                   2004-HB2



                              Asset Backed Notes






This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

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MORGAN STANLEY                                                 August 18, 2004
Securitized Products Group
                               [GRAPHIC OMITTED]
------------------------------------------------------------------------------




                                                       $626,335,000
                                         Morgan Stanley Auto Loan Trust 2004 HB2
                                      Morgan Stanley ABS Capital II Inc., Depositor

Overview of the Offered Notes
-----------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                            Expected
     Class                                Initial         Target                         Estimated          Principal
       of              Principal          Credit          Credit          Coupon         Avg. Life           Payment
     Notes              Balance           Support        Support           (%)           (yrs)(1)           Window(1)
-------------------------------------------------------------------------------------------------------------------------
      A-1                $170,000,000      7.85%          11.75%           [o]             0.30              9/04-5/05

-------------------------------------------------------------------------------------------------------------------------
      A-2                $135,490,000      7.85%          11.75%           [o]             1.10              5/05-3/06

-------------------------------------------------------------------------------------------------------------------------
      A-3                $178,340,000      7.85%          11.75%           [o]             2.20              3/06-8/07

-------------------------------------------------------------------------------------------------------------------------
      A-4                $103,320,000      7.85%          11.75%           [o]             3.42              8/07-3/08

-------------------------------------------------------------------------------------------------------------------------
       B                  $13,700,000      5.70%          7.25%            [o]             2.68              4/06-3/08

-------------------------------------------------------------------------------------------------------------------------
       C                  $17,200,000      3.00%          5.50%            [o]             1.55             4/05-12/07

-------------------------------------------------------------------------------------------------------------------------
       D                   $8,285,000      1.70%          5.50%            [o]             0.96              3/05-3/06

-------------------------------------------------------------------------------------------------------------------------
     Total               $626,335,000
-------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

     Class                                                             Moody's, S&P and
       of              Principal                 Final                       Fitch
     Notes              Balance               Payment Date             Expected Ratings
-----------------------------------------------------------------------------------------------
      A-1                $170,000,000          August 15,               Aaa / AAA / AAA
                                                  2006
-----------------------------------------------------------------------------------------------
      A-2                $135,490,000           July 16,                Aaa / AAA / AAA
                                                  2007
-----------------------------------------------------------------------------------------------
      A-3                $178,340,000          March 16,                Aaa / AAA / AAA
                                                  2009
-----------------------------------------------------------------------------------------------
      A-4                $103,320,000          March 15,                Aaa / AAA / AAA
                                                  2012
-----------------------------------------------------------------------------------------------
       B                  $13,700,000          March 15,                 A1 / A+ / A+
                                                  2012
-----------------------------------------------------------------------------------------------
       C                  $17,200,000          March 15,              Baa2 / BBB+ / BBB+
                                                  2012
-----------------------------------------------------------------------------------------------
       D                   $8,285,000          March 15,                NR / BBB / BBB
                                                  2012
-----------------------------------------------------------------------------------------------
     Total               $626,335,000
-----------------------------------------------------------------------------------------------


     (1) Assuming payment based on a pricing speed of 1.50% ABS and a 10% Cleanup Call.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 18, 2004
Securitized Products Group
                               [GRAPHIC OMITTED]
------------------------------------------------------------------------------



Selected Pool Data as of June 30, 2004 (for Initial Receivables)
--------------------------------------


-------------------------------------------------------------------------------------------------------
                                                                                 Total
-------------------------------------------------------------------------------------------------------
Outstanding Principal Balance:                                                         $537,164,809.81

Number of Initial Receivables:                                                                  29,361

Average Outstanding Principal Balance:                                                      $18,295.18

Average Original Amount Financed:                                                           $19,417.10

Weighted Average Gross Coupon:                                                                  6.217%

Weighted Average Original Term:                                                              65 months

Weighted Average Stated Remaining Term:                                                      61 months

Weighted Average Seasoning:                                                                   4 months

New/Used composition (by % of principal balance):                             54.83% New / 45.17% Used

Weighted Average Original LTV Ratio:                                                            96.36%
-------------------------------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 18, 2004
Securitized Products Group
                               [GRAPHIC OMITTED]
------------------------------------------------------------------------------


Features of the Transaction
---------------------------

Collateral consists of retail automobile and light-duty truck retail loan and installment sale contracts, which are receivables originated and serviced by The Huntington National Bank ("HNB").

Credit support for the notes is provided through a senior/subordinated concurrent pay structure and overcollateralization. The initial amount of credit enhancement is 7.85% for the class A notes, 5.70% for the class B notes, 3.00% for the class C notes and 1.70% for the class D notes. Target overcollateralization is 2.00% of outstanding pool balance with a floor of 1.00% of aggregate principal balance of the initial receivables plus the amounts on deposit in the pre-funding account on the closing date.

On the closing date, approximately $100,000,000 of the proceeds from the sale of the notes by the trust will be deposited into an account, called the pre funding account, for the purchase during the funding period of subsequent receivables originated and serviced by HNB.

The class A, class B, class C and class D notes in the above table will be registered under a registration statement filed with the Securities and Exchange Commission. The class E notes only will be offered and sold to "qualified institutional buyers" within the meaning of Rule 144A under the Securities Act.


Time Table
----------
Expected Settlement:                       August 30, 2004 (the "closing date")

Cut-off Date:                              Close of business on June 30, 2004

Pricing Date:                              Week of August 16, 2004

First payment date:                        September 15, 2004

Funding period:                            From the closing date to no later than October 15, 2004


Key Terms
---------
Depositor:                                 Morgan Stanley ABS Capital II Inc.

Issuer:                                    Morgan Stanley Auto Loan Trust 2004 HB2, a Delaware statutory trust established by
                                           Morgan Stanley ABS Capital II Inc. and the Owner Trustee

Originator:                                The Huntington National Bank

Servicer:                                  The Huntington National Bank

Indenture Trustee:                         Wells Fargo Bank, National Association

Owner Trustee:                             Wilmington Trust Company, a Delaware banking corporation



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 18, 2004
Securitized Products Group
                               [GRAPHIC OMITTED]
------------------------------------------------------------------------------



Seller:                                    Morgan Stanley Asset Funding Inc.

Offered Notes:                             Class A, Class B, Class C and Class D notes

Servicing Fee:                             1.00% per annum

Payment Date:                              15th day of the month or the following Business Day

Record Date:                               For any payment date, the close of business on the day immediately preceding such payment date unless definitive notes are issued for the offered notes, in which case the record date will be the last day of the month immediately preceding the payment date

Pre-funding Account:                       $100,000,000

Additional Receivables:                    During the funding period, the trust will use the funds on deposit in the pre-
                                           funding account to acquire from the seller additional receivables that will have been originated prior to the date of such acquisition and are serviced by HNB
                                           ("subsequent receivables")

Interest Payment Default:                  The notes are in default if scheduled interest is not paid on the most senior class of notes outstanding within 35 days after the applicable payment date

Prepayment Pricing Speed:                  1.50% ABS

Interest Accrual:                          On a 30/360 basis; the accrual period with respect to any payment date is from the
                                           15th day of the month preceding the payment date (or from the closing date, in the case of the first interest accrual period) to, but not including, the 15th day of the month in which such payment date occurs

Servicer Advances:                         Yes, monthly as to delinquent interest, subject to recoverability

Optional Call:                             The notes will have a 10% optional redemption provision based on the outstanding pool balance

Rating Agencies:                           The class A notes, class B notes and class C notes are being rated by Moody's, S&P and Fitch. The class D notes and class E notes are being rated by S&P and Fitch.

ERISA Eligibility:                         The offered notes are generally eligible for purchase by employee benefit plans and other similar retirement accounts and arrangements, subject to certain conditions.
                                           Prospective purchasers should consult their own counsel




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 18, 2004
Securitized Products Group
                               [GRAPHIC OMITTED]
------------------------------------------------------------------------------



Tax Status:                                Sidley Austin Brown & Wood LLP will deliver its opinion that the class A, class B, class C and class D notes will be treated as debt for U.S. federal income tax purposes. The seller, the depositor and the issuer will agree, and the holders of the class A, class B, class C and class D notes will agree by their purchase of such notes, to treat the class A, class B, class C and class D notes as debt for U.S.
                                           federal income tax purposes.

Registration and Clearance:                Book entry: DTC Same Day Funds, Clearstream, or Euroclear for the offered notes

Minimum Denominations:                     $1,000 and integral multiples thereof for the offered notes




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 18, 2004
Securitized Products Group
                               [GRAPHIC OMITTED]
------------------------------------------------------------------------------



Transaction Mechanics
---------------------

HNB has sold the initial receivables to Morgan Stanley Asset Funding Inc., and, on the closing date, Morgan Stanley Asset Funding Inc., as the seller, will sell such receivables to Morgan Stanley ABS Capital II Inc., and Morgan Stanley ABS Capital II Inc., as the depositor, will transfer such receivables to Morgan Stanley Auto Loan Trust 2004 HB2, the issuer. The issuer will issue the securities to fund the purchase price of the receivables and to fund the pre-funding account. It is anticipated that HNB will sell approximately $100,000,000 in additional receivables to Morgan Stanley Asset Funding Inc. prior to the end of the funding period, and Morgan Stanley Asset Funding Inc., as the seller, will sell to Morgan Stanley ABS Capital II Inc., all of the subsequent receivables it purchased and Morgan Stanley ABS Capital II Inc., as the depositor, will in turn sell such receivables to Morgan Stanley Auto Loan Trust 2004 HB2. Under the purchase and servicing agreement between HNB and Morgan Stanley Asset Funding Inc., it is expected that the additional receivables will be sold by HNB in two sales, each of approximately $50,000,000 in aggregate principal balance of receivables, which will occur on or about September 1, 2004 and October 1, 2004, respectively. HNB, as servicer, will continue to process obligor payments and collect on the receivables. Each month the servicer will transfer collections to issuer, which will use them, along with investment earnings on amounts on deposit in the pre-funding account, to pay its expenses and to pay principal of and interest on the notes.

                          Sale of Initial Receivables
                          ---------------------------

[OBJECT OMITTED]












This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 18, 2004
Securitized Products Group
                               [GRAPHIC OMITTED]
------------------------------------------------------------------------------



                        Sale of Subsequent Receivables
                        ------------------------------


[OBJECT OMITTED]










Priority of Payments
--------------------

Beginning on September 15, 2004, and on each payment date thereafter, distributions will be made in the order and priority as follows:

     1. Servicing--Fee the servicing fee and any other amounts payable to the servicer, including servicing reimbursement amounts as described in the transaction documents;

     2. Other Trust Fees--the fees and any other amounts payable to the indenture trustee and the owner trustee (not to exceed $100,000 in any 12 month period);

     3. Class A Note Interest--accrued and unpaid interest due on the class A notes for payment ratably to each subclass of class A notes;

     4. First Allocation of Principal to the principal distribution account an amount equal to the excess, if any, of (x) the aggregate principal balance of the class A notes as of the day immediately preceding such payment date over (y) the aggregate principal balance of the receivables at the end of the related collection period;

     5. Class B Note Interest--accrued and unpaid interest due on the class B notes;

     6. Second Allocation of Principal--to the principal distribution account an amount equal to (1) the excess, if any, of (x) the aggregate principal balance of the class A notes and the class B notes as of the day immediately preceding such payment date over (y) the aggregate principal balance of the receivables at the


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 18, 2004
Securitized Products Group
                               [GRAPHIC OMITTED]
------------------------------------------------------------------------------


          end of the related collection period minus (2) any amount deposited into the principal distribution account pursuant to the fourth item above;

     7. Class C Note Interest--accrued and unpaid interest due on the class C notes;

     8. Third Allocation of Principal--to the principal distribution account an amount equal to (1) the excess, if any, of (x) the aggregate principal balance of the class A notes, the class B notes and the class C notes as of the day immediately preceding such payment date over (y) the aggregate principal balance of the receivables at the end of the related collection period, minus (2) any amounts deposited into the principal distribution account pursuant to the fourth and sixth items above;

     9. Class D Note Interest--accrued and unpaid interest due on the class D notes;

     10. Fourth Allocation of Principal--to the principal distribution account an amount equal to (1) the excess, if any, of (x) the aggregate principal balance of the class A notes, the class B notes, the class C notes and the class D notes as of the day immediately preceding such payment date over (y) the aggregate principal balance of the receivables at the end of the related collection period, minus (2) any amounts deposited into the principal distribution account pursuant to the fourth, sixth and eighth items above;

     11. Class E Note Interest--accrued and unpaid interest due on the class E notes;

     12. Regular Allocation of Principal--to the principal distribution account an amount equal to (1) the excess, if any, of (x) the aggregate principal balance of the notes as of the day immediately preceding such payment date over (y) (A) the aggregate principal balance of the receivables at the end of the related collection period, minus (B) the target overcollateralization level with respect to such payment date, minus (2) any amounts deposited into the principal distribution account pursuant to the fourth, sixth, eighth and tenth items above;

     13. Remaining Trust Fees--the fees and any other amounts payable to the indenture trustee, the owner trustee, and the administrator not paid pursuant to the second item above; and

     14.  Residual--any remaining funds to the certificateholders.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 18, 2004
Securitized Products Group
                               [GRAPHIC OMITTED]
------------------------------------------------------------------------------



Principal Payments
------------------

     The aggregate amount of principal payments to be made on all outstanding classes of notes on each payment date from the principal distribution account will generally be allocated among the notes, concurrently, in a manner intended generally to maintain credit support for each such class (after giving effect to such allocation) in an amount equal to the greater of (i) the target overcollateralization level and (ii) the following respective approximate percentages of the aggregate principal balance of the receivables (as of the end of the related collection period): 11.75% for the class A notes; 7.25% for the class B notes; 5.50% for the class C notes; 5.50% for the class D notes; and 2.00% for the class E notes. As a result of this allocation, after the credit support for each class is met, the most subordinate class of outstanding notes may receive a disproportionately larger percentage of principal distributions than more senior classes of outstanding notes.

     The amount of principal payments allocated to the class A notes on each payment date will generally be applied in the following order of priority:

     (1) to the principal amount of the class A-1 notes until such principal amount is paid in full;

     (2) to the principal amount of the class A-2 notes until such principal amount is paid in full;

     (3) to the principal amount of the class A-3 notes until such principal amount is paid in full; and

     (4) to the principal amount of the class A-4 notes until such principal amount is paid in full.

     However, the following exceptions to these general rules will apply:

          o If the payment date is a final scheduled payment date for a class of notes, principal payments will be made first to that class of notes until that class is paid in full. If the payment date is a final scheduled payment date for more than one class of notes, principal payments will be made first to the more senior class of notes until that class is paid in full and then, in order of seniority, to each other class whose final scheduled payment date is occurring on that payment date, in each case until that class is paid in full.

          o If, on any payment date, the three month annualized net loss ratio exceeds

               o 1.50% if that payment date is on or before the payment date in July 2005;

               o 2.25% if that payment date is on or after the payment date in August 2005 but not after the payment date in September 2006; and

               o 2.50% if such payment date is on or after the payment date in October 2006,

          then on such payment date and each subsequent payment date until that ratio is reduced to or below that level, the trust will pay principal in respect of the notes, sequentially, starting with the most senior


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 18, 2004
Securitized Products Group
                               [GRAPHIC OMITTED]
------------------------------------------------------------------------------



          and earliest maturing class (or subclass) of notes then outstanding (with respect to the class A notes, beginning with the class A-1 notes) until that class (or subclass) is paid in full, and so on.

          The three month annualized net loss ratio is generally equal to the average for the three prior collection periods of the product of 12 times a fraction (expressed as a percentage), the numerator of which is equal to the net liquidation losses on the receivables during the collection period plus the cram down losses resulting from bankruptcies that occurred during the collection period, and the denominator of which is equal to the aggregate principal balance of the receivables as of the first day of the collection period and will be described in detail in the final prospectus supplement.

          o Any shortfall in the amount of funds available for principal payments on any payment date will reduce the principal payment on (1) the class B notes (up to the amount of the full target payment on the class B notes) before the principal payment on the class A notes is reduced; (2) the class C notes (up to the amount of the full target payment on the class C notes) before the principal payment on the class B notes is reduced; (3) the class D notes (up to the amount of the full target payment on the class D notes) before the principal payment on the class C notes is reduced; and (4) the class E notes (up to the amount of the full target payment on the class E notes) before the principal payment on the class D notes is reduced.

          o There will be certain changes to the priority of payments after certain events of default and the liquidation of the trust estate following an acceleration of the notes.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 18, 2004
Securitized Products Group
                               [GRAPHIC OMITTED]
------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 18, 2004
Securitized Products Group
                               [GRAPHIC OMITTED]
------------------------------------------------------------------------------


Credit Enhancement
------------------

     The credit enhancement for the securities will be as follows:

     Class A Notes       Subordination of the class B notes, the class C
                         notes, the class D notes and the class E notes to the extent provided in the prospectus supplement; and overcollateralization;

     Class B Notes       Subordination of the class C notes, the class D notes
                         and the class E notes to the extent provided in the prospectus supplement; and overcollateralization;

     Class C Notes       Subordination of the class D notes and class E notes
                         to the extent provided in the prospectus supplement;
                         and overcollateralization;

     Class D Notes       Subordination of the class E notes to the extent
                         provided in the prospectus supplement; and overcollateralization; and

     Class E Notes       Overcollateralization.

Subordination of Principal and Interest
---------------------------------------

     As long as the class B notes remain outstanding, (1) payments of interest on the class B notes are subordinated to payments of interest on and, under certain circumstances, principal of the class A notes, and (2) payments of principal of the class B notes are subordinated to payments of interest on and principal of the class A notes and payments of interest on the class B notes.

     As long as the class C notes remain outstanding, (1) payments of interest on the class C notes are subordinated to payments of interest on and, under certain circumstances, principal of the class A notes and the class B notes, and (2) payments of principal of the class C notes are subordinated to payments of interest on and principal of the class A notes and the class B notes and payments of interest on the class C notes.

     As long as the class D notes remain outstanding, (1) payments of interest on the class D notes are subordinated to payments of interest on and, under certain circumstances, principal of the class A notes, the class B notes and the class C notes and (2) payments of principal of the class D notes are subordinated to payments of interest on and principal of the class A notes, the class B notes and the class C notes and payments of interest on the class D notes.

     As long as the class E notes remain outstanding, (1) payments of interest on the class E notes are subordinated to payments of interest on and, under certain circumstances, principal of the class A notes, the class B notes, the class C notes and the class D notes and (2) payments of principal of the class E notes are subordinated to payments of interest on and principal of the class A notes, the class B notes, the class C notes and the class D notes and payments of interest on the class E notes.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 18, 2004
Securitized Products Group
                               [GRAPHIC OMITTED]
------------------------------------------------------------------------------


     As long as the notes remain outstanding, distributions on the certificates are subordinated to payments of interest on and principal of the notes.

     There will be certain changes to the priority of payments after certain events of default and the liquidation of the trust estate following an acceleration of the notes.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 18, 2004
Securitized Products Group
                               [GRAPHIC OMITTED]
------------------------------------------------------------------------------


Overcollateralization
---------------------

     The overcollateralization amount is the amount, if any, by which the aggregate principal balance of the receivables plus amounts on deposit in the pre-funding account, if any, exceeds the aggregate principal balance of the notes. As of the initial cut-off date, the aggregate principal balance of the initial receivables plus amounts on deposit in the pre-funding account was $637,164,809.81. As of the closing date, the aggregate principal balance of the notes will exceed the aggregate principal balance of the initial receivables plus the amounts on deposit in the pre-funding account by $2,190.19.

     However, Item 12 of "Priority of Payments" above is intended to result in the application of all remaining funds, including any "excess spread," to achieve and maintain the target overcollateralization level. This application is expected to result in the payment of more principal of the notes in most months than the amount of principal received on the receivables in the related period. To the extent that the aggregate principal balance of the notes is paid down to a level that is below the principal balance of the receivables, credit enhancement in the form of overcollateralization is created.

     The target overcollateralization level is intended to absorb anticipated losses on the receivables, but we cannot assure you that it will be sufficient to absorb any or all actual losses on the receivables. The target overcollateralization level on each payment date will be an amount equal to the greater of (x) 2.00% of the aggregate principal balance of the receivables and the amounts on deposit in the pre-funding account, if any, at the end of the related collection period (together, the "outstanding pool balance") and
(y) $6,371,648.10 or 1.00% of the aggregate principal balance of the initial receivables and the amounts on deposit in the pre-funding account on the closing date (together, the "initial pool balance").


---------------------------------------------------------------------------------------------------------------------------
                                                                                Initial Credit          Target Credit
                                                                                  Enhancement            Enhancement
                                                                                  (as a % of              (as a % of
                                                       % of Initial Pool         Initial Pool          Outstanding Pool
                      Principal Balance                      Balance                Balance)                Balance)
---------------------------------------------------------------------------------------------------------------------------
Class A notes          $587,150,000                             92.15%                  7.85%                  11.75%
Class B notes            13,700,000                              2.15                   5.70                    7.25
Class C notes            17,200,000                              2.70                   3.00                    5.50
Class D notes             8,285,000                              1.30                   1.70                    5.50
Class E notes            10,832,000                              1.70                   0.00                    2.00
---------------------------------------------------------------------------------------------------------------------------
Total                  $637,167,000                            100.00%
---------------------------------------------------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 18, 2004
Securitized Products Group
                               [GRAPHIC OMITTED]
------------------------------------------------------------------------------


Pre-Funding Account
-------------------

Pursuant to a flow purchase agreement, the seller has purchased the initial receivables from HNB and has agreed, subject to certain conditions, to acquire subsequent receivables from HNB. The aggregate principal balance of the subsequent receivables sold by HNB may not exceed $100,000,000 and it is expected that such sales will occur in two increments, each of approximately $50,000,000 in aggregate principal balance of subsequent receivables, occurring on or about September 1, 2004 and October 1, 2004, respectively. So long as the funding period (as defined below) has not terminated, the seller will sell to the depositor all of the subsequent receivables it purchased and the depositor will in turn sell such receivables to the trust in exchange for a cash purchase price (paid from amounts on deposit in the pre-funding account) equal to 100% of the outstanding principal balance of such subsequent receivables as of the applicable cut-off date (the "subsequent cut-off date").

The funding period will be the period from the closing date until the earliest of (a) the date on which the amount on deposit in the pre-funding account is less than $2,500, (b) the date on which a servicer default occurs under the sale and servicing agreement or an event of default occurs under the indenture or (c) October 15, 2004. If any amount remains on deposit in the pre-funding account at the end of the funding period, then that amount will be applied to prepay in whole or in part, sequentially, the most senior class (or subclass) of notes outstanding on the distribution date on which the funding period ends (or on the distribution date immediately following the last day of the funding period, if the funding period does not end on a distribution date). The aggregate amount of any such prepayment will be equal to the balance remaining on deposit in the pre-funding account, exclusive of any investment earnings thereon, after giving effect to the purchase of all subsequent receivables, including any purchase of subsequent receivables on the date the funding period ends.

Any conveyance of subsequent receivables is subject to the following conditions, among others: (i) each such subsequent receivable must be a retail automotive and light-duty truck retail loan or installment sale contract, that was originated and serviced by HNB and must satisfy the criteria required by the flow purchase agreement and the transaction documents, in each case, as of the cut-off date of such subsequent receivable; and (ii) if required by the transaction documents, the rating agencies shall confirm that the ratings on the notes will not be withdrawn or reduced as a result of the transfer of such subsequent receivables to the trust. Following the conveyance of the subsequent receivables to the trust, the characteristics of the receivables, including the subsequent receivables, may vary from those of the initial receivables.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 18, 2004
Securitized Products Group
                               [GRAPHIC OMITTED]
------------------------------------------------------------------------------


Selected Loan Data as of June 30, 2004
--------------------------------------


                            The Initial Receivables

  Outstanding Principal Balance:                               $537,164,809.81
  Number of Initial Receivables:                                        29,361
  Average Outstanding Principal Balance:                            $18,295.18
  Average Original Amount Financed:                                 $19,417.10
  Weighted Average Gross Coupon:                                        6.217%
  Weighted Average Original Term:                                    65 months
  Weighted Average Stated Remaining Term:                            61 months
  Weighted Average Seasoning:                                         4 months
  New/Used composition (by % of principal balance):   54.83% New / 45.17% Used
  Weighted Average Original LTV Ratio:                                  96.36%



                           Distribution of the Initial Receivables by Outstanding Principal Balance

                                                     No. of                       Total Dollar                        Principal
Principal Balance                                  Receivables                       Amount                            Balance
-----------------                                  -----------                       ------                            -------
$0.00 - $4,999.99                                          225             $               975,227.88                    0.18%
$5,000.00 - $9,999.99                                    3,840                          30,770,064.94                    5.73
$10,000.00 - $14,999.99                                  7,617                          95,739,654.77                   17.82
$15,000.00 - $19,999.99                                  7,255                         126,385,410.34                   23.53
$20,000.00 - $24,999.99                                  5,065                         112,904,781.13                   21.02
$25,000.00 - $29,999.99                                  2,791                          76,057,479.66                   14.16
$30,000.00 - $34,999.99                                  1,352                          43,586,015.68                    8.11
$35,000.00 - $39,999.99                                    655                          24,352,480.34                    4.53
$40,000.00 - $44,999.99                                    289                          12,196,534.17                    2.27
>=  $45,000.00                                             272                          14,197,160.90                    2.64
-------------------------------------------------------------------------------------------------------------------------------
Total                                                   29,361             $           537,164,809.81                  100.00%
===============================================================================================================================

Column totals may not add to 100.00% due to rounding.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 18, 2004
Securitized Products Group
                               [GRAPHIC OMITTED]
------------------------------------------------------------------------------


                            Distribution of Initial Receivables by State of Obligor Mailing Address

                                                     No. of                       Total Dollar                        Principal
State                                              Receivables                       Amount                            Balance
-----                                              -----------                       ------                            -------
Ohio                                                    10,171              $          176,684,356.93                   32.89%
Kentucky                                                 4,611                          86,391,930.49                   16.08
Indiana                                                  3,596                          66,146,536.24                   12.31
Michigan                                                 3,419                          53,474,675.17                    9.95
Florida                                                  2,716                          53,116,090.10                    9.89
Georgia                                                  1,340                          32,939,686.70                    6.13
Other(1)                                                 3,508                          68,411,534.18                   12.74
-------------------------------------------------------------------------------------------------------------------------------
Total                                                   29,361              $          537,164,809.81                  100.00%
===============================================================================================================================

Column totals may not add to 100.00% due to rounding.
(1) Each of the other states is less than 5.0% of the aggregate principal balance

                                         Distribution of the Initial Receivables by APR

                                                     No. of                       Total Dollar                        Principal
APR                                                Receivables                       Amount                            Balance
---                                                -----------                       ------                            -------
<= 4.999%                                                8,544              $           161,008,994.50                   29.97%
5.000 - 5.499%                                           2,344                           43,798,554.79                    8.15
5.500 - 5.999%                                           3,642                           68,468,565.23                   12.75
6.000 - 6.499%                                           2,365                           43,524,843.76                    8.10
6.500 - 6.999%                                           3,268                           60,074,965.89                   11.18
7.000 - 7.499%                                           1,935                           35,915,914.77                    6.69
7.500 - 7.999%                                           2,116                           39,335,287.18                    7.32
8.000 - 8.499%                                           1,338                           24,646,196.33                    4.59
8.500 - 8.999%                                           1,253                           21,930,060.94                    4.08
9.000 - 9.499%                                             674                           11,683,406.99                    2.18
9.500 - 9.999%                                             603                            9,688,890.99                    1.80
10.000 - 10.499%                                           281                            4,230,428.86                    0.79
10.500 - 10.999%                                           293                            4,001,213.86                    0.74
11.000 - 11.499%                                           234                            3,351,526.51                    0.62
11.500 - 11.999%                                           184                            2,279,241.77                    0.42
12.000 - 12.499%                                           106                            1,270,665.20                    0.24
12.500 - 12.999%                                            67                              647,995.42                    0.12
13.000 - 13.499%                                            37                              483,801.09                    0.09
13.500 - 13.999%                                            24                              248,637.20                    0.05
14.000 - 14.499%                                             5                               43,164.01                    0.01
14.500 - 14.999%                                             5                               82,797.43                    0.02
15.000 - 15.499%                                            12                              166,253.24                    0.03
>=  15.500%                                                 31                              283,403.85                    0.05
-------------------------------------------------------------------------------------------------------------------------------
Total                                                   29,361              $           537,164,809.81                  100.00%
===============================================================================================================================

Column totals may not add to 100.00% due to rounding.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 18, 2004
Securitized Products Group
                               [GRAPHIC OMITTED]
------------------------------------------------------------------------------




                       Distribution of Initial Receivables by Remaining Stated Term to Scheduled Maturity

                                                     No. of                       Total Dollar                        Principal
Remaining Stated Term                              Receivables                       Amount                            Balance
---------------------                              -----------                       ------                            -------
19 - 24 Months                                              32              $               339,749.51                    0.06%
25 - 30 Months                                             332                            3,731,484.14                    0.69
31 - 36 Months                                             506                            5,359,376.05                    1.00
37 - 42 Months                                             693                            8,622,874.78                    1.61
43 - 48 Months                                           1,225                           14,845,715.06                    2.76
49 - 54 Months                                           3,322                           54,234,949.53                   10.10
55 - 60 Months                                           8,723                          147,484,926.36                   27.46
61 - 72 Months                                          13,311                          267,969,083.49                   49.89
>=  73                                                   1,217                           34,576,650.89                    6.44
-------------------------------------------------------------------------------------------------------------------------------
Total                                                   29,361              $           537,164,809.81                  100.00%
===============================================================================================================================

Column totals may not add to 100.00% due to rounding.



                       Distribution of Initial Receivables by Stated Original Term to Scheduled Maturity

                                                     No. of                       Total Dollar                        Principal
Stated Original Term                               Receivables                       Amount                            Balance
--------------------                               -----------                       ------                            -------
19 - 24 Months                                              32            $                 339,749.51                    0.06%
25 - 30 Months                                              11                               86,371.39                    0.02
31 - 36 Months                                             781                            8,547,579.54                    1.59
37 - 42 Months                                             139                            1,359,631.73                    0.25
43 - 48 Months                                           1,671                           20,770,278.12                    3.87
49 - 54 Months                                             733                            8,253,058.28                    1.54
55 - 60 Months                                           8,128                          136,716,485.59                   25.45
61 - 72 Months                                          16,639                          326,301,802.88                   60.75
>=  73                                                    1227                           34,789,852.77                    6.48
-------------------------------------------------------------------------------------------------------------------------------
Total                                                   29,361            $             537,164,809.81                  100.00%
===============================================================================================================================

Column totals may not add to 100.00% due to rounding.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 18, 2004
Securitized Products Group
                               [GRAPHIC OMITTED]
------------------------------------------------------------------------------


Delinquency and Loss Experience
-------------------------------

     The following tables set forth information relating to the delinquency and loss experience of HNB's managed portfolio of indirect automobile and light-duty truck loans and installment sale contracts for the periods indicated. The data presented in the delinquency and loss tables below are for illustrative purposes only. There is no assurance that the delinquency and credit loss experience with respect to HNB's portfolio of automobile and light duty truck loans and installment sale contracts, or that of the trust with respect to the receivables will be similar to that set forth below. Losses and delinquencies are affected by, among other things, general and regional economic conditions and the supply of and demand for automobiles and light-duty trucks and other similar vehicles. The delinquency and loss percentages may be affected by the increase in size of, and the relative lack of seasoning of, a substantial portion of the portfolio of receivables.



                                                    Historical Delinquency Experience
                                                      (Dollar amounts in thousands)
                                          --------------------------------------------------------
                                                              As of June 30,
                                          --------------------------------------------------------
                                                    2004                          2003
                                          -----------------------      ---------------------------
                                           Number        Dollars        Number         Dollars
                                           ------        -------        ------         -------

Number of Loans / Principal Amount
Outstanding (1)                              354,069    $4,528,087       345,787       $4,360,409

Delinquencies (2)
30-59 Days                                     4,192       $41,905         4,820          $45,923
60-89 Days                                     1,205        11,069         1,458           13,906
90+ Days                                         909         9,562         1,112           12,440
Total                                          6,306       $62,537         7,390          $72,269

Delinquencies (3)
30-59 Days                                      1.18%        0.93%           1.39%           1.05%
60-89 Days                                      0.34         0.24            0.42            0.32
90+ Days                                        0.26         0.21            0.32            0.29
Total                                           1.78%        1.38%           2.14%           1.66%


                                                                   Historical Delinquency Experience
                                                                     (Dollar amounts in thousands)
                                          ----------------------------------------------------------------------------------
                                                                           As of December 31,
                                          ----------------------------------------------------------------------------------
                                                    2003                         2002                          2001
                                          ----------------------       ---------------------        ------------------------
                                           Number        Dollars        Number       Dollars         Number         Dollars
                                           ------        -------        ------       -------         ------         -------
Number of Loans / Principal Amount
Outstanding (1)                            361,635     $4,703,711       329,735    $4,021,149        334,652     $3,867,420

Delinquencies (2)
30-59 Days                                   4,866        $47,571         6,577       $63,344          8,595        $83,429
60-89 Days                                   1,277         12,114         1,880        17,109          2,728         26,070
90+ Days                                     1,146         13,015         1,455        14,987          1,868         20,509
Total                                        7,289        $72,700         9,912       $95,440         13,191       $130,009

Delinquencies (3)
30-59 Days                                     1.35%         1.01%          1.99%         1.58%          2.57%          2.16%
60-89 Days                                      .35           .26            .57           .43            .82            .67
90+ Days                                        .32           .28            .44           .37            .56            .53
Total                                          2.02%         1.55%          3.01%         2.37%          3.94%          3.36%


----------------
(1) Represents the aggregate principal balance of all contracts purchased and serviced by HNB.
(2) Represents the aggregate principal balance of all accounts which are past due at the specified date, including accounts in repossession.
(3) As a percent of the number of loans or principal amount outstanding, as applicable.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 18, 2004
Securitized Products Group
                               [GRAPHIC OMITTED]
------------------------------------------------------------------------------



                                                 Historical Loss Experience
                                                (Dollar amounts in thousands)
                                         ---------------------------------------------
                                                   Six Months Ended June 30,
                                         ---------------------------------------------
                                                2004                       2003
                                         ------------------         ------------------
Average Principal Amount
Outstanding (1)                               $4,622,408                $4,256,410

Average Number of Receivables
Outstanding (1)                                  358,407                   341,539

Repossession as a % of average
number
of contracts outstanding (4)                      1.84%                     2.07%

Gross-Charge Offs (2)                            $30,324                   $34,606

Recoveries (3)                                    $8,053                    $9,010

Net Losses                                       $22,271                   $25,596

Net Losses as % of Average
Principal Amount Outstanding (4)                  0.96%                     1.20%


                                                                 Historical Loss Experience
                                                                (Dollar amounts in thousands)
                                               ----------------------------------------------------------------
                                                                   Year Ended December 31,
                                               ----------------------------------------------------------------
                                                      2003                   2002                   2001
                                               ------------------     ------------------      -----------------

Average Principal Amount
Outstanding (1)                                      $4,415,433             $3,745,412             $3,700,780

Average Number of Receivables
Outstanding (1)                                         348,251                318,525                334,315

Repossession as a % of average
number
of contracts outstanding (4)                             2.05%                   2.27%                  2.04%

Gross Charge-Offs (2)                                   $69,324                $73,706                $75,589

Recoveries (3)                                          $17,302                $19,423                $16,780

Net Losses                                              $52,022                $54,284                $58,809

Net Losses as % of Average
Principal Amount Outstanding (4)                         1.18%                   1.45%                  1.59%


-------------
(1) Averages are calculated based on the principal amount or number of receivables at the end of the calendar months divided by the number of months in the period.
(2) Gross Charge-Offs are defined as the remaining principal balance of the charged-off contract plus outstanding fees less the net proceeds of the liquidation of the related vehicle.
(3) Recoveries include post liquidation amounts received on previously charged-off contracts, including deficiency payments, rebates on related extended service contracts and insurance policies.
(4)  Percentages are annualized.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 18, 2004
Securitized Products Group
                               [GRAPHIC OMITTED]
------------------------------------------------------------------------------



The following ABS Tables assume that--

     o the receivables prepay in full at the specified constant percentage of ABS monthly, with no delinquencies, defaults, losses or repurchases;

     o the interest rate on the notes is as follows: Class A-1: 1.90%; Class A-2: 2.40%; Class A-3: 3.02%; Class A-4: 3.59%; Class B:
          3.51%; Class C: 3.40%; and Class D: 3.98%;

     o each scheduled monthly payment on the receivables is made on the 15th day of each month and each month has 30 days;

     o payments on the notes are made on each payment date beginning on September 15, 2004 (and each payment date is assumed to be the 15th day of the applicable month), as described above under "--Priority of Payments."

     o    no event of default occurs;

     o the notes are issued on August 30, 2004 and will begin to accrue interest on that date;

     o    the monthly indenture trustee fee is $1,250;

     o the monthly servicing fee is 1/12th of 1.00% of the principal balance of receivables at the beginning of the related collection period;

     o    the monthly owner trustee fee is $833.33, commencing in September
          2005;

     o collections for the September 2004 payment date include collections for the period beginning on July 1, 2004 and ending on August 31, 2004;

     o the entire amount deposited in the pre-funding account is used to purchase subsequent receivables with a principal balance equal to $50,000,000 on September 1, 2004 and with a principal balance equal to $50,000,000 on October 1, 2004; and

     o except as otherwise specified, the servicer exercises its "cleanup call" option to purchase the receivables.

     The ABS Tables indicate the projected weighted average life of each class of offered notes and sets forth the percent of the initial principal amount of each class of offered notes that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 18, 2004
Securitized Products Group
                               [GRAPHIC OMITTED]
------------------------------------------------------------------------------


     The ABS Tables also assume that the receivables have been aggregated into hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, weighted average gross contract rate of interest, weighted average original term to maturity and weighted average remaining term to maturity as of the cut-off date) will be such that each pool will be fully amortized by the end of its remaining term to maturity. Pools 1 to 14 have an assumed cut-off date of the close of business on June 30, 2004, pool 15 has an assumed cut-off date of the close of business on July 31, 2004 and pool 16 has an assumed cut-off date of the close of business on August 31, 2004.


                                                                                     Weighted Average      Weighted Average
                                                             Weighted Average        Original Term to       Remaining Term
                                Aggregate                    Gross Contract              Maturity             to Maturity
       Pool                  Principal Balance              Rate of Interest           (In Months)            (In Months)
----------------      --------------------------        ------------------------  --------------------   ---------------------
         1               $     7,496,331.27                        5.052%                   37                     32
         2                    17,740,169.87                        6.545                    56                     51
         3                    18,369,970.08                        5.930                    48                     44
         4                   121,502,302.38                        5.412                    60                     56
         5                       846,258.07                        5.157                    35                     29
         6                     3,142,453.84                        6.273                    44                     39
         7                       311,543.32                        5.200                    24                     22
         8                     6,664,125.33                        5.505                    60                     60
         9                   152,841,130.28                        6.637                    67                     63
         10                   39,129,220.18                        5.640                    62                     57
         11                  128,679,662.12                        6.404                    71                     67
         12                   31,062,720.13                        7.521                    84                     80
         13                    8,044,594.26                        6.691                    75                     73
         14                    1,334,328.68                        7.648                    84                     84
         15                   50,000,000.00                        6.350                    64                     64
         16                   50,000,000.00                        6.350                    64                     64
        Total            $   637,164,809.81
                         ==================


     The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Tables at the various constant

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 18, 2004
Securitized Products Group
                               [GRAPHIC OMITTED]
------------------------------------------------------------------------------


percentages of ABS specified, even if the weighted average original and weighted average remaining terms to maturity of the receivables are as assumed. Any difference between those assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of offered notes.




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 18, 2004
Securitized Products Group
                               [GRAPHIC OMITTED]
------------------------------------------------------------------------------



                           Percent of Initial Principal Amount at Various ABS Percentages
                                               Class A-1 Notes                            Class A-2 Notes
                                    --------------------------------------   ---------------------------------------
Payment Date                          0.50%     1.00%    1.50%     1.80%        0.50%     1.00%    1.50%     1.80%
----------------------------------- --------- --------- -------- ---------   ---------- --------- -------- ---------
Closing Date                           100       100       100      100          100       100       100       100
September 15, 2004                      85        81        78       76          100       100       100       100
October 15, 2004                        77        72        66       63          100       100       100       100
November 15, 2004                       69        62        55       50          100       100       100       100
December 15, 2004                       61        53        44       38          100       100       100       100
January 15, 2005                        54        43        33       26          100       100       100       100
February 15, 2005                       46        34        22       15          100       100       100       100
March 15, 2005                          39        25        12        5          100       100       100       100
April 15, 2005                          32        17         4        0          100       100       100        94
May 15, 2005                            25        10         0        0          100       100        94        82
June 15, 2005                           19         3         0        0          100       100        83        70
July 15, 2005                           13         0         0        0          100        94        72        59
August 15, 2005                          7         0         0        0          100        85        62        47
September 15, 2005                       1         0         0        0          100        77        52        36
October 15, 2005                         0         0         0        0           93        68        42        25
November 15, 2005                        0         0         0        0           86        59        32        15
December 15, 2005                        0         0         0        0           78        51        22         4
January 15, 2006                         0         0         0        0           71        42        13         0
February 15, 2006                        0         0         0        0           64        34         3         0
March 15, 2006                           0         0         0        0           56        26         0         0
April 15, 2006                           0         0         0        0           49        18         0         0
May 15, 2006                             0         0         0        0           42        10         0         0
June 15, 2006                            0         0         0        0           35         2         0         0
July 15, 2006                            0         0         0        0           27         0         0         0
August 15, 2006                          0         0         0        0           20         0         0         0
September 15, 2006                       0         0         0        0           13         0         0         0
October 15, 2006                         0         0         0        0            6         0         0         0
November 15, 2006                        0         0         0        0            0         0         0         0
December 15, 2006                        0         0         0        0            0         0         0         0
January 15, 2007                         0         0         0        0            0         0         0         0
February 15, 2007                        0         0         0        0            0         0         0         0
March 15, 2007                           0         0         0        0            0         0         0         0
April 15, 2007                           0         0         0        0            0         0         0         0
May 15, 2007                             0         0         0        0            0         0         0         0
June 15, 2007                            0         0         0        0            0         0         0         0
July 15, 2007                            0         0         0        0            0         0         0         0
Weighted Average Life to Maturity
(1)(2)                                  0.48      0.38      0.30     0.27         1.66      1.35      1.10      0.99
Weighted Average Life to Call (1)       0.48      0.38      0.30     0.27         1.66      1.35      1.10      0.99


----------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.
(2) This calculation assumes that the servicer does not exercise its option to purchase the outstanding receivables.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 18, 2004
Securitized Products Group
                               [GRAPHIC OMITTED]
------------------------------------------------------------------------------



                           Percent of Initial Principal Amount at Various ABS Percentages
                                                Class A-3 Notes                          Class A-4 Notes
                                    --------------------------------------   ---------------------------------------
Payment Date                          0.50%     1.00%    1.50%     1.80%        0.50%     1.00%    1.50%     1.80%
----------------------------------- --------- --------- -------- ---------   ---------- --------- -------- ---------
Closing Date                            100      100       100      100          100       100       100      100
September 15, 2004                      100      100       100      100          100       100       100      100
October 15, 2004                        100      100       100      100          100       100       100      100
November 15, 2004                       100      100       100      100          100       100       100      100
December 15, 2004                       100      100       100      100          100       100       100      100
January 15, 2005                        100      100       100      100          100       100       100      100
February 15, 2005                       100      100       100      100          100       100       100      100
March 15, 2005                          100      100       100      100          100       100       100      100
April 15, 2005                          100      100       100      100          100       100       100      100
May 15, 2005                            100      100       100      100          100       100       100      100
June 15, 2005                           100      100       100      100          100       100       100      100
July 15, 2005                           100      100       100      100          100       100       100      100
August 15, 2005                         100      100       100      100          100       100       100      100
September 15, 2005                      100      100       100      100          100       100       100      100
October 15, 2005                        100      100       100      100          100       100       100      100
November 15, 2005                       100      100       100      100          100       100       100      100
December 15, 2005                       100      100       100      100          100       100       100      100
January 15, 2006                        100      100       100       96          100       100       100      100
February 15, 2006                       100      100       100       88          100       100       100      100
March 15, 2006                          100      100        95       81          100       100       100      100
April 15, 2006                          100      100        89       73          100       100       100      100
May 15, 2006                            100      100        82       66          100       100       100      100
June 15, 2006                           100      100        75       59          100       100       100      100
July 15, 2006                           100       95        69       53          100       100       100      100
August 15, 2006                         100       90        63       46          100       100       100      100
September 15, 2006                      100       84        57       40          100       100       100      100
October 15, 2006                        100       78        51       34          100       100       100      100
November 15, 2006                        99       73        45       28          100       100       100      100
December 15, 2006                        94       67        39       22          100       100       100      100
January 15, 2007                         89       62        34       16          100       100       100      100
February 15, 2007                        84       56        28       11          100       100       100      100
March 15, 2007                           78       51        23        6          100       100       100      100
April 15, 2007                           73       46        18        1          100       100       100      100
May 15, 2007                             68       41        13        0          100       100       100       93
June 15, 2007                            63       36         8        0          100       100       100       85
July 15, 2007                            58       32         4        0          100       100       100       77
August 15, 2007                          53       27         0        0          100       100        99       70
September 15, 2007                       48       22         0        0          100       100        92       63
October 15, 2007                         44       18         0        0          100       100        85       56
November 15, 2007                        39       13         0        0          100       100        78        0
December 15, 2007                        34        9         0        0          100       100        71        0
January 15, 2008                         29        5         0        0          100       100        65        0
February 15, 2008                        25        1         0        0          100       100        59        0
March 15, 2008                           20        0         0        0          100        95         0        0
April 15, 2008                           15        0         0        0          100        88         0        0
May 15, 2008                             11        0         0        0          100        82         0        0
June 15, 2008                             7        0         0        0          100        75         0        0
July 15, 2008                             2        0         0        0          100        69         0        0
August 15, 2008                           0        0         0        0           96        64         0        0
September 15, 2008                        0        0         0        0           89        58         0        0
October 15, 2008                          0        0         0        0           81         0         0        0
November 15, 2008                         0        0         0        0           74         0         0        0
December 15, 2008                         0        0         0        0           67         0         0        0
January 15, 2009                          0        0         0        0           60         0         0        0
February 15, 2009                         0        0         0        0            0         0         0        0
Weighted Average Life to Maturity
(1)(2)                                  3.07     2.63      2.20     1.97         4.58      4.24      3.69     3.29
Weighted Average Life to Call (1)       3.07     2.63      2.20     1.97         4.35      3.98      3.42     3.08


----------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.
(2) This calculation assumes that the servicer does not exercise its option to purchase the outstanding receivables.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 18, 2004
Securitized Products Group
                               [GRAPHIC OMITTED]
------------------------------------------------------------------------------



                           Percent of Initial Principal Amount at Various ABS Percentages
                                                 Class B Notes                            Class C Notes
                                    --------------------------------------   ---------------------------------------
Payment Date                          0.50%     1.00%    1.50%     1.80%        0.50%     1.00%    1.50%     1.80%
----------------------------------- --------- --------- -------- ---------   ---------- --------- -------- ---------
Closing Date                            100      100       100      100          100       100       100      100
September 15, 2004                      100      100       100      100          100       100       100      100
October 15, 2004                        100      100       100      100          100       100       100      100
November 15, 2004                       100      100       100      100          100       100       100      100
December 15, 2004                       100      100       100      100          100       100       100      100
January 15, 2005                        100      100       100      100          100       100       100      100
February 15, 2005                       100      100       100      100          100       100       100      100
March 15, 2005                          100      100       100      100          100       100       100       95
April 15, 2005                          100      100       100      100          100       100        95       89
May 15, 2005                            100      100       100      100          100        99        89       82
June 15, 2005                           100      100       100      100          100        94        83       75
July 15, 2005                           100      100       100      100          100        89        77       69
August 15, 2005                         100      100       100      100           97        84        71       63
September 15, 2005                      100      100       100      100           92        79        65       57
October 15, 2005                        100      100       100      100           88        74        60       50
November 15, 2005                       100      100       100      100           84        69        54       45
December 15, 2005                       100      100       100      100           80        65        49       39
January 15, 2006                        100      100       100      100           76        60        43       33
February 15, 2006                       100      100       100       97           72        55        38       30
March 15, 2006                          100      100       100       92           68        51        33       28
April 15, 2006                          100      100        97       87           64        46        30       27
May 15, 2006                            100      100        93       82           60        42        29       26
June 15, 2006                           100      100        89       78           56        37        27       24
July 15, 2006                           100      100        84       73           52        33        26       23
August 15, 2006                         100       98        80       69           48        30        25       21
September 15, 2006                      100       94        76       65           44        29        24       20
October 15, 2006                        100       90        72       61           40        28        22       19
November 15, 2006                       100       87        68       57           36        27        21       18
December 15, 2006                       100       83        64       53           32        26        20       16
January 15, 2007                         97       79        61       49           30        25        19       15
February 15, 2007                        94       76        57       46           29        24        18       14
March 15, 2007                           90       72        54       42           28        22        17       13
April 15, 2007                           87       69        50       39           27        21        16       12
May 15, 2007                             84       66        47       36           26        20        15        9
June 15, 2007                            80       63        44       33           25        19        14        5
July 15, 2007                            77       59        41       30           24        18        13        1
August 15, 2007                          74       56        38       24           23        17        12        0
September 15, 2007                       71       53        35       17           22        17         8        0
October 15, 2007                         67       50        33       10           21        16         5        0
November 15, 2007                        64       47        30        0           20        15         1        0
December 15, 2007                        61       45        25        0           19        14         0        0
January 15, 2008                         58       42        19        0           18        13         0        0
February 15, 2008                        55       39        13        0           17        12         0        0
March 15, 2008                           52       36         0        0           16        10         0        0
April 15, 2008                           49       34         0        0           15         6         0        0
May 15, 2008                             46       31         0        0           14         3         0        0
June 15, 2008                            43       29         0        0           13         0         0        0
July 15, 2008                            40       23         0        0           12         0         0        0
August 15, 2008                          37       17         0        0           10         0         0        0
September 15, 2008                       34       12         0        0            7         0         0        0
October 15, 2008                         31        0         0        0            3         0         0        0
November 15, 2008                        28        0         0        0            0         0         0        0
December 15, 2008                        21        0         0        0            0         0         0        0
January 15, 2009                         14        0         0        0            0         0         0        0
February 15, 2009                         0        0         0        0            0         0         0        0
Weighted Average Life to Maturity
(1(2))                                  3.59     3.17      2.69     2.41         2.21      1.87      1.55     1.39
Weighted Average Life to Call (1)       3.59     3.17      2.68     2.41         2.21      1.87      1.55     1.39


----------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.
(2) This calculation assumes that the servicer does not exercise its option to purchase the outstanding receivables.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 18, 2004
Securitized Products Group
                               [GRAPHIC OMITTED]
------------------------------------------------------------------------------



        Percent of Initial Principal Amount at Various ABS Percentages
                                                   Class D Notes
                                      ------------------------------------
Payment Date                          0.50%     1.00%    1.50%     1.80%
----------------------------------- --------- --------- -------- ---------
Closing Date                            100      100       100      100
September 15, 2004                      100      100       100      100
October 15, 2004                        100      100       100      100
November 15, 2004                       100      100       100      100
December 15, 2004                       100      100       100      100
January 15, 2005                        100      100       100      100
February 15, 2005                       100      100       100       89
March 15, 2005                          100      100        81       73
April 15, 2005                          100       92        72       65
May 15, 2005                            100       77        65       57
June 15, 2005                            95       71        58       50
July 15, 2005                            81       65        51       42
August 15, 2005                          74       60        44       35
September 15, 2005                       69       54        38       28
October 15, 2005                         65       48        31       21
November 15, 2005                        60       42        25       14
December 15, 2005                        55       37        18        7
January 15, 2006                         50       31        12        0
February 15, 2006                        45       26         6        0
March 15, 2006                           41       21         0        0
April 15, 2006                           36       15         0        0
May 15, 2006                             31       10         0        0
June 15, 2006                            26        5         0        0
July 15, 2006                            22        0         0        0
August 15, 2006                          17        0         0        0
September 15, 2006                       13        0         0        0
October 15, 2006                          8        0         0        0
November 15, 2006                         3        0         0        0
December 15, 2006                         0        0         0        0
January 15, 2007                          0        0         0        0
February 15, 2007                         0        0         0        0
March 15, 2007                            0        0         0        0
April 15, 2007                            0        0         0        0
May 15, 2007                              0        0         0        0
Weighted Average Life to Maturity
(1)(2)                                  1.45     1.17      0.96     0.86
Weighted Average Life to Call (1)       1.45     1.17      0.96     0.86
----------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.
(2) This calculation assumes that the servicer does not exercise its option to purchase the outstanding receivables.

     The ABS Tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables, which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY
                                                                            28